UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Commission File Number

Exact Name of Registrant as Specified in its Charter, State or other
Jurisdiction of Incorporation,
Address of Principal Executive Offices, Zip Code, and Registrant's
Telephone Number, Including Area Code

IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-15929	PROGRESS ENERGY, INC. (a North Carolina corporation) 411 Fayetteville Street Raleigh, North Carolina 27601 800-488-3853	56-2155481
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 800-488-3853	59-0247770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On March 3, 2026, Duke Energy Corporation (“Duke Energy”), along with certain of its subsidiaries, consummated the initial closing (the “First Closing”) of an indirect minority investment in Duke Energy Florida, LLC by an affiliate of Brookfield Super-Core Infrastructure Partners.

Pursuant to the previously announced Investment Agreement (the “Investment Agreement”), dated August 4, 2025, by and among Progress Energy, Inc. (“Progress Energy”) and Florida Progress, LLC (“Florida Progress”), Duke Energy and Peninsula Power Holdings L.P. (“Investor”), at the First Closing on March 3, 2026, Florida Progress issued and sold to Investor a number of Florida Progress membership interests equal to 9.2% of the Florida Progress membership interests issued and outstanding immediately after the First Closing in exchange for approximately $2.8 billion. The First Closing will be followed by additional closings, with the following subsequent investments occurring no later than on the following timeline: (i) Investor will invest an additional $200 million in Florida Progress no later than December 31, 2026; (ii) Investor will invest an additional $500 million in Florida Progress no later than June 30, 2027; (iii) Investor will invest an additional $1.5 billion in Florida Progress no later than December 31, 2027; and (iv) Investor will invest an additional $1 billion in Florida Progress no later than June 30, 2028. Investor’s ownership interest in Florida Progress will proportionally increase with each such investment that is made by Investor.

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2026, in connection with the First Closing, Investor, Florida Progress and Progress Energy entered into an Amended and Restated Limited Liability Company Operating Agreement of Florida Progress (the “LLC Agreement”). The LLC Agreement, among other things, establishes the general framework governing the relationship between Investor and Progress Energy, and their respective successors and transferees, as members of Florida Progress and will provide Investor with limited governance rights commensurate with its eventual anticipated 19.7% ownership. Under the LLC Agreement, following the First Closing, the board of managers of Florida Progress will consist of eleven managers, two nominated by Investor and nine nominated by Progress Energy. The LLC Agreement contains certain investor protections, including (1) requiring Investor approval or the affirmative vote of a manager nominated by Investor for Florida Progress to make certain major decisions and (2) providing Investor with the right to require Progress Energy to acquire Investor’s membership interests in Florida Progress under certain specified circumstances (in each case, subject to certain minimum ownership thresholds). Certain transfer restrictions and other transfer rights apply to Investor and Progress Energy under the LLC Agreement.

The foregoing summary of the LLC Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full terms of the LLC Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description under the Introductory Note in this Current Report on Form 8-K is incorporated herein by reference under this Item 2.01.

Forward-Looking Information

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will," "potential," "forecast," "target," "outlook," "guidance," and similar expressions. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These risks and uncertainties are identified and discussed in Duke Energy’s Form 10-K for the year ended December 31, 2025, and subsequent quarterly reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Limited Liability Company Operating Agreement of Florida Progress, LLC, dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 3, 2026	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Corporate Secretary

PROGRESS ENERGY, INC.

Date: March 3, 2026	By:	/s/ David S. Maltz
David S. Maltz
Corporate Secretary

DUKE ENERGY FLORIDA, LLC

Date: March 3, 2026	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Corporate Secretary